EXHIBIT 4.2

NUMBER	VOCALTEC	SHARES
A
VOCALTEC COMMUNICATIONS LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

CUSIP M97601 12 0
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT
IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE NEW, OF
VOCALTEC COMMUNICATIONS LTD.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association of the Corporation and amendments thereto, to all of which the holder by the acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

Chairman of the Board of Directors	Chief Executive Officer
and Director
Countersigned and Registered:
      AMERICAN STOCK TRANSFER & TRUST COMPANY

BY (NEW YORK, N.Y.)	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	(Cust)	Custodian	(Minor)
TEN ENT	-	as tenants by the entireties		Under Uniform Gifts to Minors Act		.
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common				(State)
     Additional abbreviations may also be used though not in the above list.
For value received,                                                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

please print or typewrite name and address including postal zip code of assignee

Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitition in the premises.

Dated

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
NOTICE: the signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration of enlargement, or any change whatever.